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                                                                     EXHIBIT 4.1

                                MAPQUEST.COM, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


COMMON STOCK                                                CUSIP  565644
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

[NUMBERS]                                                               [SHARES]

THIS CERTIFIES THAT



Is the owner of


   FULLY-PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF
                                MAPQUEST.COM, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney or legal representative, upon the surrender of this Certificate properly endorsed.
        This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        In Witness Whereof, the said Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its Corporate Seal to be hereunto affixed.


Dated:



                                MapQuest.com, Inc.

                                CORPORATE SEAL 1994

                                OF DELAWARE



/S/Secretary                                       /S/ President

COUNTERSIGNED AND REGISTERED:
AMERICAN SECURITIES TRANSFER & TRUST, INC.
P.O. Box 1596
Denver, Colorado 80201

TRANSFER AGENT AND REGISTRAR AUTORIZED SIGNATURE


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                              MapQuest.com, Inc.
                             Mountville, PA 17554

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM  - as tenants in common             UNIF GIFT MIN ACT-____________Custodian_____________
TEN ENT  - as tenants by the entireties                        (Cust)              (Minor)
JT TEN - - as joint tenants with right of survivorship                under Uniform Gifts to Minors
               and not as tenants in common                             Act_____________________
                                                                                  (State)

                               Additional abbreviations may also be used though not in the above list

     For Value Received,______________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

[_______________________________]

[_______________________________]


____________________________________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

____________________________________________________________________________________________________

____________________________________________________________________________________________________

_______________________________________________________________________________________________Shares
of the common stock represented by the within Certificate and do hereby irrevocably constitute and appoint

______________________________________________________________________________
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.


Dated___________

                                          X_____________________________________________________________


                                          X____________________________________________________________
                                  NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH
                                          THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN
                                          EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT
                                          OR ANY CHANGE WHATEVER




Signature(s) Guaranteed:


                                                                   _________________________________________________________________
                                                                   THE SIGNATURE(S) SHOULD BE GUARANTEED BY ELIGIBLE
                                                                   GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS
                                                                   AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
                                                                   IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM).
                                                                   PURSUANT TO S.E.C. RULE 17Ad-15

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF
INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.



      AMERICAN BANK NOTE COMPANY                                            PRODUCTION COORDINATOR: DAVID SOKOLOFF: 215-83--2197
          680 BLAIR MILL ROAD                                                          PROOF OF APRIL 8, 1999
           HORSHAM, PA 19044                                                                MAPQUEST
           (215) 657-3480                                                                  H 61411back
SALES:   C. SHARKEY:  302-731-7088                                              OPERATOR:                       eg
/NET/BANKNOTE/HOME 13/MAPQUEST\H61411                                                           NEW

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